UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 15, 2018

Ally Master Owner Trust

(Issuing Entity with respect to Securities)

Ally Wholesale Enterprises LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-206413-01	27-6449246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Wholesale Enterprises LLC 500 Woodward Avenue Detroit, Michigan		48226
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 and 8.01.	Entry into a Material Definitive Agreement and Other Events.

Ally Wholesale Enterprises LLC (the “Company”) has registered an issuance of $11,425,000,000 in principal amount of asset backed notes on Form SF-3 (Registration File No. 333-206413) under the Securities Act of 1933, as amended (the “Act”), filed on August 14, 2015, as amended by Pre-Effective Amendment No. 1 on October 2, 2015, Pre-Effective Amendment No. 2 on October 30, 2015 and Pre-Effective Amendment No. 3 on November 9, 2015 (as amended, the “Registration Statement”).

Pursuant to the Registration Statement, Ally Master Owner Trust (the “Issuing Entity”) issued $400,000,000 Class A Floating Rate Asset Backed Notes, Series 2018-3 (the “Class A Notes”) on August 15, 2018 (the “Closing Date”). The Issuing Entity also issued $29,333,000 Class B Fixed Rate Asset Backed Notes, Series 2018-3 (the “Class B Notes”), $21,333,000 Class C Fixed Rate Asset Backed Notes, Series 2018-3 (the “Class C Notes”), $16,000,000 Class D Fixed Rate Asset Backed Notes, Series 2018-3 (the “Class D Notes”), and $66,667,333 Class E Asset Backed Equity Notes, Series 2018-3 (the “Class E Notes” and, collectively with the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, the “Notes”) on the Closing Date. Only the Class A Notes were offered publicly for sale.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Class A Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to the Series 2018-3 Indenture Supplement (the “Series 2018-3 Indenture Supplement”), attached hereto as Exhibit 4.1, dated as of the Closing Date between the Issuing Entity and Wells Fargo Bank, National Association, as Indenture Trustee (the “Indenture Trustee”) to an indenture (the “Indenture”), dated as of February 12, 2010, between the Issuing Entity and the Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of a revolving pool of receivables arising under floorplan financing agreements between Ally Bank and a group of retail automotive dealers (such revolving pool the “Pool of Accounts”).

As of July 17, 2018, the Pool of Accounts had the characteristics described in the Prospectus dated as of August 7, 2018, filed with the Commission on August 9, 2018, pursuant to Rule 424(b)(5) of the Act.

Item 9.01.	Exhibits

Exhibit 4.1	Series 2018-3 Indenture Supplement between Ally Master Owner Trust and Wells Fargo Bank, National Association, as Indenture Trustee, dated as of August 15, 2018.

Exhibit 99.1	Asset Representations Review Agreement among Ally Master Owner Trust, as Issuing Entity, Ally Bank, as sponsor, and Clayton Fixed Income Services LLC, as asset representations reviewer, dated as of August 15, 2018.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Series 2018-3 Indenture Supplement between Ally Master Owner Trust and Wells Fargo Bank, National Association, as Indenture Trustee, dated as of August 15, 2018.

Exhibit 99.1	Asset Representations Review Agreement among Ally Master Owner Trust, as Issuing Entity, Ally Bank, as sponsor, and Clayton Fixed Income Services LLC, as asset representations reviewer, dated as of August 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY WHOLESALE ENTERPRISES LLC

By:	/s/ Niraj Kapadia
Name:	Niraj Kapadia
Title:	Vice President

Dated: August 15, 2018